UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2021

HIGH WIRE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	81-5055489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 N. Federal Highway. Suite 304

Boca Raton, Florida 33432

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 27, 2021, Spectrum Global Solutions, Inc. (the “Company”), HW Merger Sub, Inc., HWN, Inc. (“HW”) and the stockholders of HW (the “Stockholders”) entered into an Agreement and Plan of Merger (the “Agreement”) whereby the Stockholders agreed to sell to the Company all of the capital stock of HW. On June 16, 2021, the transaction contemplated by the Agreement closed, and HW became a wholly-owned subsidiary of the Company. As previously disclosed, as part of the consideration for the transaction, the Company issued shares of a newly established Series D Preferred Stock.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on June 22, 2021 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of the business acquired.

The audited consolidated financial statements of HWN as of and for the years ended December 31, 2020 and 2019 and related notes, and the unaudited consolidated financial statements of HWN as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, and related notes are filed as Exhibit 99.1 to this report and incorporated therein by reference.

(b )	Pro forma financial information

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2021 and twelve months ended December 31, 2020, and the unaudited pro forma condensed consolidated balance sheet as of December 31, 2020, showing the pro forma effects of the Company’s acquisition of HWN, and related notes, are filed as Exhibit 99.2 to the report and are incorporated herein by reference.

(c)	Exhibits

Exhibit 99.1	The audited consolidated financial statements of HWN as of and for the years ended December 31, 2020 and 2019 and related notes, and the unaudited consolidated financial statements of HWN as of March 31, 2021 and for the three months ended March 31, 2021 and 2020, and related notes

Exhibit 99.2	The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2021 and the twelve months ended December 31, 2020, and the unaudited pro forma condensed consolidated balance sheet as of December 31, 2020, showing the pro forma effects of the Company’s acquisition of HWN, and related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2022

High Wire Networks, Inc.

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Chief Executive Officer

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